U.S. SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                              Form 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 30, 1996


               California Micro Devices Corporation
      ---------------------------------------------------
     (Exact name of registrant as specified in its charter)



    California                   33-399-77              94-2672609
  --------------              ---------------           -----------
State or other jurisdiction    (Commission            (IRS Employer
    of Incorporation)           File Number)    Identification No.)

      215 Topaz Street, Milpitas, CA                  95035-5430
      ------------------------------                 -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (408)263-3214
                                                      -------------

                        Not Applicable
-------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5.     Other Events

On October 30, 1996, the Company reported the release of certain information regarding the Company's history, products, and future plans as attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 20, 1996


                         CALIFORNIA MICRO DEVICES CORPORATION


                      By:

                         /S/ JOHN E. TREWIN
                         John E. Trewin
                         Vice President and Chief Financial Officer


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

                             [picture micro chips]

                            Wade Meyercord, Chairman
                           Jeff Kalb, President & CEO
                                John Trewin, CFO

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

"This discussion contains forward-looking statements regarding future product and market directions. Actual results may differ materially. Please refer to various documents (e.g., 10K, 10Q) filed by the Company with the SEC that identify risk factors that may influence actual future results."

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

                             [picture micro chips]

                              Leading The Industry
                                  Into A New
                       Generation of Passive Solutions


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

Company background
Looking forward

[picture Milpitas, CA facility]   [picture Tempe, AZ facility]

CMD HISTORY
[graph - time line of the Company]
[1980 - Venture funding as CMD
early  1980's - Thin Film Base Technology Development
1985 - 1990  IPO; Purchase Tempe Facility
1990 - 1995 First Commercial Volume; Hitachi Alliance pre 1995 to present - 7 Advanced Thin Film Patents Filed/Granted
Thin Film Product Mix:  1980 - early 1990's:  All Military/Aerospace Chips;
  ramp down early 1990's to majority of Commercial.]

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


CMD PRODUCTS
Thin Film
Integrated Passive Solutions
  Termination
  Filtering
[picture - bus and chip]

[picture - micro chips]
Specialty Semiconductor
  Telecom
  General purpose

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

USES OF CMD PRODUCTS

Q1FY97
[graph]
PC & Peripherals - 27%
Portable Comm. - 20%
Work Stations - 16%
Fixed Comm - 13%
Networking - 6%
Instruments - 6%
Auto - 3%
Military - 3%
Medical - 3%
Other - 3%

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


CMD MAJOR CUSTOMERS
3COM
Acer
Apple Computer
A.T. & T.
Cardiac Pacemakers
Cisco Systems
Dell Computer
D.E.C.
DSC Communications
Ericsson
Hewlett-Packard
Hyundai
I.B.M.
Intergraph
Lucent (A.T. & T.)
Motorola
N.E.C.
Nortel
Siemens
Silicon Graphics
Sun Microsystems
Texas Instruments
Twinhead

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

STRATEGY FOR SHAREHOLDER VALUE
Build a high growth and profitability company by creating/ exploiting the market for Integrated Passive Solutions

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


LOOKING FORWARD
Positioned for rapid growth

[picture - micro chips]

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

KEY MESSAGES

Integrated Passives
  Solution to growing industry requirements


CMD
  Leading the industry surge
  Turned around and positioned for growth

Our Customers
  Want plug and work solutions



[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


INDUSTRY TREND

INDUSTRY TREND

Higher Frequencies

[graph]
Clock Frequency vs. PC Generation

Clock Frequency (MHz) 0 - 200
                               Architecture       Clock Frequency
                                  Focus              Focus
                                                ----------
                               ----------------
                           200                     X     X
o Initial Clock Frequency
X Highest Clock Frequency
                           150
                                                         O

                           100               X

                           50                    O
                                           O
                                    XO
                                X
                            0 ------------------------------
                               P    A   3   4     P     P
                               C    T   8   8     E     E
                                        6   6     N     N
                                                  T     T
                                                  I     .
                                                  U     P
                                                  M     R
                                                        O
                                         PC Class

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


INDUSTRY TREND
Smaller Size - Denser Packaging

[picture]

Mainframe --- Desktop --- Laptop --- PDA

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

INDUSTRY TREND

Declining Costs - Integration
Passive Cost vs. Integration Level

[graph]

                     $1.80               Assumes:  32 Components
                     $1.60               0.5 cent per component
                     $1.40               3.1 cents per insertion
                     $1.20               0.9 cents per via for bussed structure
                     $1.00   Traditional
                     $0.80 ---------------------
                     $0.60    Discretes
                     $0.40
                     $0.20                ---- CMD-------------
                     $0.00 -------------------------------------
                              1     2     4     8     16     32

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


INDUSTRY TREND
Faster Time to Market

Impact of "Happenings" on Profit

[graph]
                                3.5% (Loss)     22%(Loss)         35%(loss)
           100 ---xxxxx----------------------------------------------------
                                xxxxx
            80                                 xxxxx

            60                                                   xxxxx

            40

            20

             0 -----------------------------------------------------------
               On Time/Cost      50%         Product Cost     6 Months Late
                 Product      Development       Too High        to Market

                               Source:  McKinsey and Co.

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

INDUSTRY TRENDS
CMD's Response - P/Active Circuits

Higher Frequency / Performance
  New technologies / P/Active circuits

Smaller Size
  QSOP
Declining Costs
  Passive and peripheral function integration

Faster Time to Market (Solutions, Not Components)
  Application Specific Passive Networks (ASPN's)

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


CORPORATE TURNAROUND


Strategic Integration
R & D P/Active (TM)
Staffing
MIS/Financial Systems
Offshore Operations
Sales/Marketing
U.S. Operational Productivity
  Recommended for ISO-9000


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

CORPORATE ORGANIZATION
[organization chart]

Chairman of the Board - Wade Meyercord
 CEO/President - Jeff Kalb
  VP Marketing - Nick Bacile
  VP Sales       Bob Filiault
  General Corporate Counsel - Scott Hover-Smoot
  VP & CFO -     John Trewin
  VP, Operations - Ari Schifrin
  VP Engineering - John Jorgensen
  VP HML Business Development - Zia Malik
  H.R. Manager - Zareen Mohta


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


MARKETING STRATEGY
Focus Technology on Customer / Needs

Markets
  PC, Workstations, Mobile Telecom, Networks

Customers
  Top 40

Products
  Terminations, Filters, Peripheral Integration


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

PRODUCTS
Strategic - P/Active

EMI / RFI Filters
  LCD panel display in notebooks
  Serial port / parallel port                  [picture bus and chip]
  Keyboard / mouse interfaces
  Communication systems

Terminations
  Clock terminations           Series, Parallel, AC,
  Bus terminations             Schottky Diode,
                               Application Specific

Peripheral Integration
  Passives
  Passives + active                           [picture - micro chips]
  Actives

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

P/ACTIVE ATTRIBUTES

Application Specific

High Frequency Operation

High Precision Performance

ESD Protection - 2 KV or Higher

Integrated Thin Film Passive + Active Components

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

CMD STRENGTHS

TECHNOLOGY
  Thin film
  Thin film with CMOS/BICMOS
  P/Active (TM) technologies
  Patents

PRODUCTS
  R/RC networks
  RC with mixed signal
  Semiconductors

MANAGEMENT
  Strong business experience
  Extensive semiconductor background

SALES & MARKETING
  Who's who customer base
  Worldwide manufacturing representatives
  Large distributors

PHYSCIAL ASSETS
  Large wafter fabrication
  Capacity opportunities

FINANCE
  Balance sheet

HITACHI PARTNER
  R & D relationship
  Future alternative source

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


POSITIONING THE  COMPETITION
  Primary competition still the traditional methods

  Many thin film announcements
    Potential competitors copying CMD

  Thin film competition going after resistors first

  KOA-Speer most active
    Sampling RC's

  CMD one / two generations ahead

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

FINANCIAL HIGHLIGHTS

Net Sales
[graph Fiscal Years 91 96 in Thousands]
         $55,000
         $50,000
         $45,000
         $40,000                                X
         $35,000
                               X
         $30,000                           X
         $25,000
                   X     X
         $20,000                     X
         $15,000
         $10,000
         $ 5,000 -----------------------------------------------------------
                  '91   '92   '93   '94   '95   '96   '97   '98   '99   2000
                   *1995 - annualized from nine months data ending 3/31/95

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

FINANCIAL HIGHLIGHTS

Research and Development
[graph fiscal years 91 - 96 in Thousands]
               $4,000
               $3,500              X           X
                                                     X
               $3,000                    X
                       X
               $2,500       X
               $2,000
               $1,500
               $1,000
               $  500
               $    0  ---------------------------------------------------------
                      '91   '92   '93   '94   '95   '96   '97   '98   '99   2000
                         *1995 - annualized from nine months data ending 3/31/95


[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

R & D HIGHLIGHTS

Over the last 15 years, CMD spent more than $35 million in R & D

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


SALES & DISTRIBUTION CENTERS

35 reps and 71 distribution centers in North America
19 distributors in 13 European countries
1 distributor in South Africa
13 distributions in 12 Asian-Pacific countries
1 distributor in Australia
Mexico as distributor for Latin American countries

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

RESULTS FOR FY96/FY97

Operating Profit

[graph quarterly profits Mar 95 - Sep 96 $'s in Millions)]
                       1.2
                         1                        D   E
                       0.8                  C
                       0.6           B
                       0.4                                 F
                       0.2                                      G
                         0  ---------------------------------------
                      -0.2      A
                      -0.4

(A-Mar 95; B-Jun 95; C-Sep 95; D-Dec 95; E-Mar 96; F-Jun 96; G-Sep 96)

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

SUMMARY BALANCE SHEET

September 30, 1996 - Unaudited

                 Actual  Proforma                             Actual   Proforma
ASSETS ($ thousands)                     LIABILITIES & EQUITY ($ thousands)

 Cash            $16,341   $ 9,341       Payables              $ 2,804  $ 2,804
 Receivables       3,700     3,700       Accruals                3,644    3,644
 Inventories       8,079     8,079       Deferred margin           748      748
 Other assets        752       752       Current debt              583      583
                 -------   -------                             -------   ------
  Current assets  28,872    21,872         Current liabilities   7,779    7,779

  Fixed assets    12,878    12,878       Long-term debt          7,654    7,654
  Restricted cash
    & other        1,427     3,427       Equity                 27,744   22,744
                 -------   -------                             -------  -------
    Total assets $43,177   $38,177         Total liabilities
                                            & equity           $43,177  $38,177
                 =======   =======                             =======  =======

Current ratio        3.7       2.8       Equity to debt            3.4      2.8
DSO                   42                 Inventory turns           2.5
                                         Shares outstanding     10,908   10,017

NOTE: Proforma numbers assume that the new tentative settlement was finalized and funded as of September 30, 1996. Actual numbers are based on the settlement expensed and funded in fiscal year 1995.

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

PRESENT CHALLENGES

  Industry Environment
    Book-to-bill < 1:1
    Visibility almost non-existent

  Design-Win Challenge

  Longer Sell in Large Companies
    Multiple constituencies - multiple agendas
      Management - Company stability
      Procurement - Price / supply
      Engineer - Technology
      Operation - Ease of manufacturing, total cost

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation


SUMMARY

                          The Right Solution,
                          At The Right Place,
                          At The Right Time!

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

[logo California Micro Devices Corporation]
                                      California Micro Devices Corporation

                             The Industry Leader
                                       In
                        Thin Film Passive Solutions